Q4 Fiscal 2025 | Financial Results

May 20, 2025

Lee D. Rudow
President and CEO

Michael W. West
Chief Operating Officer

Tom L. Barbato
Chief Financial Officer

TRANSCAT®
Trust in every measure

NASDAQ: TRNS

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than historical fact are forward-looking statements. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "will," "expects," "estimates," "projects," "anticipates," "believes," "could," "plans," "target," "outlook", "aims" and other similar expressions or variations thereof. All statements addressing operating performance, events or developments that Transcat expects or anticipates will occur in the future, including but not limited to statements relating to outlook, anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, potential acquisitions, integration of acquired businesses, market position, customer preferences, and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include those more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this news release, whether as the result of new information, future events or otherwise.

This presentation includes some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

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Q4 FY25 and Full Year FY25 Summary

Consolidated Results

- Q4 Revenue grew 9% vs prior year to $77.1M, full year Revenue grew 7%
- Adjusted EBITDA* increased 9% from prior year to $12.7M in Q4
- Full year Net Income of $14.5M or $1.57 per diluted share

Service Segment

- Service Revenue increased 11% in Q4 and 7% for the full year
- Service Organic Revenue growth was in the low-to-mid single-digit range consistent with guidance, when normalized for the 53 week
- Q4 Gross Profit grew 13% from prior year and Gross Margin expanded 50bps to 36.2%; full year Gross Profit grew 6%

Distribution Segment

- Q4 Revenue growth of 4%; full year Revenue increased 8%
- Full year Gross Profit increased 8% with 20bps Gross Margin expansion

**See supplemental slides for a description of this non-GAAP financial measure, Adjusted EPS reconciliation and other important information regarding Adjusted EPS*

Revenue

($ in millions)


Service Segment
$46.7
11%
$52.0
Q4 FY24
Q4 FY25
Distribution Segment
$24.2
4%
$25.1
Q4 FY24
Q4 FY25
Consolidated
$70.9
9%
$77.1
Q4 FY24
Q4 FY25

- Consolidated revenue up Q4 9% and FY 7% despite one less week in fiscal 2025
- Service revenue growth of Q4 11% and FY 7% driven by strength in the Calibration business
- Distribution revenue growth of Q4 4% and FY 8%


Full Year Consolidated
$259.5
7%
$278.4
Service
Distribution
$169.5
7%
$181.4
$90.0
8%
$97.0
FY24
FY25

All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.

Gross Profit and Margin

($ in millions)


Service Segment
13%
$16.7
35.7%
$18.8
36.2%
Q4 FY24
Q4 FY25


Distribution Segment
-3%
$7.3
30.3%
$7.1
28.2%
Q4 FY24
Q4 FY25


Consolidated
8%
$24.0
33.9%
$25.9
33.6%
Q4 FY24
Q4 FY25

- Consolidated Gross Profit of $25.9M for Q4 increased 8% from prior year; Full year Gross Profit grew 7%
- Service Gross Margin of Q4 36.2% expanded 50 bps due to increased productivity from automation and process improvement
- Full year Distribution Gross Profit increased 8% with 20bps Gross Margin expansion


Full Year Consolidated
7%
$83.8
$89.5
GM%
GM%
Service
Distribution
$57.3
33.8%
$60.7
33.4%
$26.6
29.5%
$28.8
29.7%
FY24
FY25

All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.

Net Income, Diluted EPS, Adjusted Diluted EPS*

($ in millions, except EPS)


Net Income
$6.9
$4.5
Q4 FY24
Q4 FY25


Diluted EPS
$0.77
$0.48
Q4 FY24
Q4 FY25


Adjusted EPS*
$0.66
$0.64
Q4 FY24
Q4 FY25

- Q4 Adjusted EPS of $0.64 vs $0.66 prior year
- Full year Net Income $14.5M increased 6% from prior year
- Full year Adjusted EPS of $2.29 vs $2.35 prior year


Full Year Net Income
$13.6
$14.5
FY24
FY25

**See supplemental slides for a description of this non-GAAP financial measure, Adjusted EPS reconciliation and other important information regarding Adjusted EPS*

Adjusted EBITDA* and Margin

($ in millions)


Service Segment
16%
$8.7
18.7%
$10.2
19.6%
Q4 FY24
Q4 FY25


Distribution Segment
-13%
$2.9
12.2%
$2.6
10.2%
Q4 FY24
Q4 FY25


Consolidated
$11.7
9%
$12.7
16.5%
16.5%
Q4 FY24
Q4 FY25

- Consolidated adjusted EBITDA grew Q4 9% and full year 3%; Q4 EBITDA margin 16.5% consistent with prior year
- Service segment adjusted EBITDA up Q4 16% and full year 3%
- Distribution adjusted EBITDA down Q4 13% and growing full year 2%


Full Year Consolidated
3%
$38.6
$39.7
Service
Distribution
$27.8
$28.7
$10.9
$11.0
FY24
FY25

** See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA. All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.*

TRANSCAT® Trust in every measure

Operating Free Cash Flow

($ in millions)

	Twelve Months Ended	
Note: Components may not add to totals due to rounding	March 29 2025	March 30 2024
Net cash provided by operations	$39.0	$32.6
Capital expenditures (CapEx)	(13.2)	(13.3)
Operating free cash flow (FCF)**	**$25.8**	**$19.3**

- Operating Free Cash Flow significantly improved $6.5M vs prior year
- Capital expenditures remain level year over year and focused on Service capabilities/expansion, rental pool assets and technology; in line with expectations

*** In addition to reporting net cash provided by operations, a U.S. generally accepted accounting principle ("GAAP") measure, we present operating free cash flow (net cash provided by operations less capital expenditures), which is a non-GAAP measure. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the business, after the purchases of technology, capabilities and assets, that can then be used for, among other things, strategic acquisitions, investments in the business, and funding ongoing operations. Operating free cash flow is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net cash provided by operations and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Operating free cash flow, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.*

Balance Sheet Supports Growth Strategy

($ in millions)

Capitalization		
Note: Components may not add to totals due to rounding	March 29 2025	March 30 2024
Cash, cash equivalents, & marketable securities	$1.5	$35.2
Total debt	32.7	4.2
Total net debt	**$31.2**	**($31.0)**
Shareholders' equity	286.9	225.2
Total capitalization	**$319.6**	**$229.3**
Debt/total capitalization	10.2%	1.8%
Net debt/total capitalization	9.8%	-13.5%

- 0.78x leverage ratio at quarter-end *(Total debt to TTM Adjusted EBITDA*)*
- $49.1M available from credit facility at quarter-end

** See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

Outlook*

Transcat Trust in every measure

2026 Expectations

Service segment: We expect Service organic revenue growth in 2026 and anticipate high single-digit organic service revenue growth once the macroeconomic environment normalizes

Total Transcat: We expect the fiscal 2026 income tax rate to be in the range of 27% to 29%.

Mid-to-long Term Outlook

- Strong organic growth in our Service segment remains a centerpiece of our strategy
- Our business continues to benefit from a predominantly life science-oriented market, driven by regulation and recurring revenue streams
- We have generated sustainable margin improvement over the past several years and we believe the improvement will continue
- We anticipate demonstrating more leverage on the SG&A investments we have made in the years ahead
- Acquisitions that strengthen our fundamental value proposition will continue to be an important component of our go-forward strategy

** Outlook provided as of May 15, 2024*

Q4 Fiscal 2025 | Financial Results

May 20, 2025

Questions & Answers

TRANSCAT, INC

35 Vantage Point Drive
Rochester, NY 14624

Investor Relations

Chris Tyson
Executive Vice President
MZ Group - MZ North America
949-491-8235
TRNS@mzgroup.us

TRANSCAT®
Trust in every measure

NASDAQ: TRNS

Conference Call and Webcast Playback

- Replay Number: **412-317-6671** *passcode: 13753614*
  Telephone replay available through **Tuesday, May 20th, 2025**

- Webcast / Presentation / Replay available at
  https://www.transcat.com/investor-relations

Supplemental Information

TRANSCAT®
Trust in every measure

TRANSCAT® Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)	FY 2024 Q4	FY 2025 Q4	FY 2025 Q4 TTM
Net Income	$ 6,890	$ 4,464	$ 14,515
+ Interest Expense / (Income), net	(411)	463	(27)
+ Other Expense / (Income)	11	221	(425)
+ Tax Provision	2,714	1,792	3,811
Operating Income	$ 9,204	$ 6,940	$ 17,874
+ Depreciation & Amortization	3,635	5,625	18,567
+ Transaction Expense	37	33	1,277
+ Acquisition Earn-Out Adjustment	(2,357)	(835)	(835)
+ Other (Expense) / Income	(11)	(191)	(399)
+ Noncash Stock Compensation	1,174	1,173	3,248
Adjusted EBITDA	$ 11,682	$ 12,745	$ 39,732

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock compensation expense, acquisition related transaction expenses and certain other expenses), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock-based compensation expense and other items, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)	FY 2024 Q4	FY 2025 Q4
Service Operating Income	$ 8,144	$ 5,976
+ Depreciation & Amortization	2,280	3,774
+ Transaction Expense	(44)	11
+ Acquisition Earn-Out Adjustment	(2,357)	(256)
+ Other (Expense) / Income	(18)	(133)
+ Noncash Stock Compensation	736	813
Service Adjusted EBITDA	$ 8,741	$ 10,185
Distribution Operating Income	$ 1,060	$ 964
+ Depreciation & Amortization	1,355	1,851
+ Transaction Expense	81	22
+ Acquisition Earn-Out Adjustment	-	(579)
+ Other (Expense) / Income	7	(58)
+ Noncash Stock Compensation	438	360
Distribution Adjusted EBITDA	$ 2,941	$ 2,560
Service EBITDA	$8,741	$10,185
Distribution EBITDA	$2,941	$2,560
Total Adjusted EBITDA	$11,682	$12,745

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock compensation expense, acquisition related transaction expenses and certain other expenses), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock-based compensation expense and other items, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

TRANSCAT® Trust in every measure

Adjusted Diluted EPS Reconciliation

($ in thousands)

($ in thousands except per share data)		
	FY 24 Q4	FY 25 Q4
GAAP Net Income	$ 6,890	$ 4,464
Add back (deduct)	$ (979)	$ 1,475
Amortization of Intangibles	1,447	2,906
Acquisition deal costs	81	34
Acq Stock Expense	258	141
Acquisition Amortization of backlog	24	-
Income Tax Effect at 25%	(431)	(770)
Acquisition Earn-Out Adjustment	(2,358)	(836)
Non-GAAP adjusted net income	$ 5,911	$ 5,939
Average diluted shares outstanding	8,973	9,287
Diluted income per share - GAAP	$ 0.77	$ 0.48
Diluted income per share - Non-GAAP	$ 0.66	$ 0.64

In addition to reporting Earnings Per Share, a GAAP measure, we present Adjusted Diluted Earnings Per Share (net income plus acquisition related amortization expense, acquisition related transaction expenses, acquisition related stock-based compensation, contingent consideration and acquisition amortization of backlog), which is a non-GAAP measure. Our management believes Adjusted Diluted EPS is an important measure of our operating performance because it provides a basis for comparison of our business operations between current, past and future periods by excluding items that we do not believe are indicative of our core operating performance.

Adjusted Diluted Earnings Per Share is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of Earnings Per Share and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted Diluted Earnings Per Share, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.